UNITED STATES
securities and exchange commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2013

CHINA RECYCLING ENERGY CORPORATION
(Exact Name Of Registrant As Specified In Charter)

Nevada	000-12536	90-0093373

(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

12/F, Tower A

Chang An International Building

No. 88 Nan Guan Zheng Jie

Xi An City, Shan Xi Province

China 710068
(Address of principal executive offices, including zip code)

(86-29) 8769-1097
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 19, 2013, China Recycling Energy Corporation, a Nevada corporation (the “Company”) held its 2013 Annual Meeting of Shareholders. A quorum was present at the meeting as required by the Fourth Amended and Restated Bylaws of the Company. The final voting results of the matters submitted to a shareholder vote at the meeting are as follows:

Proposal 1: Election of Directors

The following seven individuals were elected to the Board of Directors of the Company to serve as directors until the 2014 Annual Meeting of Shareholders or until their successors have been duly elected and qualified:

Nominees	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
Guohua Ku	38,398,034	84	6,965	5,966,488
Timothy Driscoll	38,397,026	1,092	6,965	5,966,488
Albert McLelland	38,397,022	1,096	6,965	5,966,488
Lanwei Li	38,398,022	96	6,965	5,966,488
Julian Ha	38,397,726	392	6,965	5,966,488
Yilin Ma	38,397,704	414	6,965	5,966,488
Chungui Shi	38,398,004	114	6,965	5,966,488

Proposal 2: Approval and Ratification of the Appointment of Goldman Kurland Mohidin LLP as the Company’s Independent Registered Public Accounting Firm

The appointment of Goldman Kurland Mohidin LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 was approved and ratified. There were 44,188,955 votes for the appointment, 4,812 votes against the appointment, 52,925 abstentions and 5,966,488 broker non-votes.

Proposal 3: Advisory Vote on Compensation of Named Executive Officers

The shareholders approved, on an advisory, non-binding basis, the compensation of our named executive officers.

For	Against	Abstain	Broker Non-Votes

38,334,604	56,624	13,855	5,973,900

Proposal 4: Advisory Vote on Frequency of Advisory Votes on Compensation of our Named Executive Officers

The shareholders voted for one year with respect to the frequency with which shareholders are provided a non-binding, advisory vote on the compensation of our named executive officers.

1 Yr	2 Yrs	3 Yrs	Abstain	Broker Non-Votes

25,856,404	5,181	12,534,448	738	5,973,900

As described above, a majority of the votes cast voted, in an advisory, non-binding vote, in favor of having a shareholder vote to approve the compensation of the Company’s named executive officers every year. In light of such vote, and consistent with the Company’s recommendation, the Company’s Board of Directors determined that it currently intends to include an advisory, non-binding vote to approve the compensation of the Company’s named executive officers every year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Recycling Energy Corporation
(Registrant)
Dated: June 24, 2013	/s/ David Chong
David Chong Chief Financial Officer and Secretary